Deutsche Asset Management

[GRAPHIC OMITTED]

Mutual Fund

Semi-Annual Report

                                                                  March 31, 2002
                                                         Class A, B and C Shares

Growth Opportunity Fund

[LOGO OMITTED]
A Member of the Deuteche Bank Group

Growth Opportunity Fund
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TABLE OF CONTENTS

        LETTER TO SHAREHOLDERS ......................... 3
        PERFORMANCE COMPARISON ......................... 5
        ADDITIONAL PERFORMANCE INFORMATIOn ............. 6

        Growth Opportunity Fund
          Schedule of Investments ...................... 7
          Statement of Assets and Liabilities .......... 9
          Statement of Operations ......................10
          Statement of Changes in Net Assets ...........11
          Financial Highlights .........................12
          Notes to Financial Statements ................15



                          --------------------------
            The Fund is not insured by the FDIC and is not a deposit, obligation of or guaranteed by Deutsche
            Bank AG. The Fund is subject to investment risks, including possible loss of principal amount invested.

                          --------------------------




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                                     3
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Growth Opportunity Fund
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LETTER TO SHAREHOLDERS

We are pleased to present you with        equipment maker, boosted its financial
this semi-annual report for Deutsche      targets for the first quarter of 2002
Asset Management's Growth Opportunity     and believes profitability could come
Fund (the `Fund'), providing a review     as soon as the second quarter.
of the markets and our outlook as         The Fund also received support from
well as a complete financial summary      its Consumer Discretionary holdings.
of the Fund's operations and a listing    In particular, Dollar Tree Stores
of the Fund's holdings.                   reported a 26.4% rise in its first
                                          quarter 2002 sales to $489.6 million,
MARKET ACTIVITY                           compared to $387.3 million in the
                                          year-earlier period. Same-store sales
ENCOURAGING EVIDENCE BECAME AVAILABLE     for the first quarter of 2002 rose
ABOUT THE STATE OF THE US ECONOMY         around 6.5%.
DURING THE SEMI-ANNUAL PERIOD ENDED
MARCH 31, 2002. The good news began       Conversely, Telecommunications
with surprising reports of positive       Services and Consumer Staples stocks
Gross Domestic Product (GDP) growth       detracted from Fund performance.
during the fourth quarter of 2001.        All of the poorly performing stocks
Fourth quarter GDP annualized growth      from these two sectors, with the
was first reported at 0.4%; it was        exception of Western Wireless,
subsequently revised to 1.4%, then        have since been sold. Western
up to 1.7%. These reports were            Wireless' fall during the first
followed with evidence in January         quarter of 2002 can be attributed to
and February 2002 of continued            slowing subscriber growth and funding
strength in consumer spending             within the wireless industry. On a
accompanied by a turn in the inventory    more positive note, the company is
cycle. The business sector of the US      experiencing continued strength in
economy seemed to have stopped            roaming minutes and could catch some
contracting, but a recovery had yet       relief, in our view, from a possible
to begin.                                 roaming agreement with AT&T Wireless
                                          Services.
IN SPITE OF THIS ENCOURAGING DATA,
THE STOCK MARKET MADE LITTLE PROGRESS.    MANAGER OUTLOOK
We believe that the widely reported
accounting and disclosure issues had      We feel that the US recession is over
a dampening effect on the market.         and that an economic recovery, which
In our view, it is likely to become       we believe will be moderate, is set
apparent over the next few months         to take place in mid to late 2002 and
that these problems impact a relatively   to continue into 2003. Inflation and
small number of companies. We believe     interest rates are low and likely to
a bigger issue was the lack of            remain at reasonable levels as the
visibility with regard to corporate       recovery progresses. We are confident
profits. Once the recovery in the         that business will be recovering soon,
corporate sector of the economy begins    and investors, in turn, should feel
in earnest, which we anticipate will      more confident in the outlook for
take place later this year, then the      corporate profits. Fueled by the
profit outlook should become better       anticipated continued recovery in
defined and the equity market should      business, corporate profit growth
respond positively.                       should be strong into 2003. We
                                          anticipate that the equity market will
INVESTMENT REVIEW                         begin to respond positively to this
                                          improving outlook in the next few
The Fund underperformed the S&P MidCap    months.
400 Index and the Lipper Multi Cap
Growth Funds Average for the six-month    Given this view, we intend to remain
period ended March 31, 2002.              focused in the Fund on seeking what we
                                          believe to be strong companies with
Information Technology stocks, like       significant long-term growth
Rational Software and Novellus Systems,   potential, solid management and sound
influenced Fund performance most          fundamentals. The Fund benefited in
positively for the period. Novellus       March from its Information Technology
Systems reported that it continues to     names, which, for the most part, have
see signs of an industry recovery. The    drawn strength from new product
company currently expects its annual      cycles, plentiful cash flows and sound
shipments to be about $134 million,       balance sheets. Adding to the Fund's
compared with an original target of       media exposure was also beneficial for
$130 million. Furthermore, Novellus       performance recently, with
Systems, an

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                                     3
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Growth Opportunity Fund
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LETTER TO SHAREHOLDERs                    We will continue to monitor economic
                                          conditions and their effect on
Interpublic, Pearson and USA Networks     financial markets as we seek long-term
leading the pack. Going forward, we       capital appreciation.
intend to position the Portfolio
conservatively in light of pricing        Susan Hirsch
pressures and the current uncertainty
surrounding Information Technology
spending. We continue to believe the      /S/SIGNATURE
Fund is well positioned for the long
term.                                     Portfolio Manager of the GROWTH
                                          OPPORTUNITY FUND and Executive Vice
It is important to remember that          President of Jennison Associates, LLC,
investors should take a long-term         Sub-Advisor of the GROWTH OPPORTUNITY
view when investing in the equity         FUND
market, as returns can be volatile        March 31, 2002
in the short term.


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                                      4
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Growth Opportunity Fund
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PERFORMANCE COMPARISON(1)

[GRAPHIC OMITTED]

Graphic Omitted - Plot Points Follow

12/31/00 10000    10000    10000
1/31/01  10860    10223    10450
2/28/01   9440     9639     9821
3/31/01   8210     8923     7662
4/30/01   9280     9907     8568
5/31/01   9430    10138     8487
6/30/01   9630    10097     8390
7/31/01   8840     9946     7856
8/31/01   8180     9621     7222
9/30/01   6870     8424     6225
10/31/01  7260     8796     6614
11/30/01  8010     9451     7241
12/31/01  8290     9938     7394
1/31/02   7810     9886     7118
2/28/02   7210     9899     6751
3/31/02   7710    10606     7134

o  Growth Opportunity Fund--Class A Shares  $7,710
o  S&P MidCap 400 Index                    $10,606
o  Lipper Multi Cap Growth Funds Average    $7,134



                                                        Cumulative Total Returns Average Annual Total Returns

   Periods Ended                             6 Months      1 Year          Since        1 Year          Since
   March 31, 2002                                                   Inception(2)                 Inception(2)

 Growth Opportunity Fund
   Class A Shares                              12.23%     (6.09)%       (22.90)%       (6.09)%       (18.77)%
   Class B Shares                              11.86%     (6.72)%       (23.60)%       (6.72)%       (19.36)%
   Class C Shares                              11.86%     (6.72)%       (23.60)%       (6.72)%       (19.36)%
-------------------------------------------------------------------------------------------------------------
 S&P MidCap 400 Index(3)                       25.90%      18.86%          6.06%        18.86%         4.82%
-------------------------------------------------------------------------------------------------------------
 LipperMulti Cap Growth Funds Average(4)       14.14%     (7.27)%       (28.66)%       (7.27)%       (23.91)%
-------------------------------------------------------------------------------------------------------------


THE FUND'S AVERAGE ANNUAL TOTAL RETURNS AS OF MARCH 31, 2002, INCLUDING THE MAXIMUM SALES CHARGES APPLICABLE TO EACH CLASS WERE: CLASS A SHARES--ONE YEAR (11.26)%, SINCE INCEPTION (22.67)%; CLASS B SHARES--ONE YEAR (11.38)%, SINCE INCEPTION (21.95)%; CLASS C SHARES--ONE YEAR (7.65)%, SINCE INCEPTION (19.36)%. THE MAXIMUM SALES CHARGE FOR EACH CLASS IS AS FOLLOWS: CLASS A SHARES 5.50%; CLASS B SHARES: A CONTINGENT DEFERRED SALES CHARGE (`CDSC') OF 5.00% DECLINING TO 0% AFTER SIX YEARS; AND CLASS C SHARES: A CDSC OF 1% FOR SHARES REDEEMED WITHIN ONE YEAR OF PURCHASE.

(1) PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE
RESULTS. MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE FUND'S HISTORICAL PERFORMANCE. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.All performance assumes the reinvestment of dividend and capital gain distributions and excludes the impact of any sales charges. Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures for the classes differ because each class maintains a distinct sales charge and expense structure. Performance would have been lower during the specified periods if certain of the Fund's fees and expenses had not been waived.

(2) The Fund's inception dates are:Class A Shares, ClassB Shares and Class C
Shares: December 29, 2000. Benchmark returns are for comparative purposes relative to Class A Shares and are for the periods beginning December 31, 2000.

(3) S&P MidCap 400 Index is an unmanaged index that tracks the stock movement of 400 mid-sized US companies. Benchmark returns do not reflect expenses that have been deducted from the Fund's returns.

(4) Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the category indicated. These figures do not reflect sales charges.


                                      5
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

Growth Opportunity Fund
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ADDITIONAL PERFORMANCE INFORMATION

The Shareholder Letter included in this report contains statistics designed to help you evaluate the performance of your Fund's management. To further assist in this evaluation, the Securities and Exchange Commission (SEC) requires that we include the total return of each of the Fund's classes, according to a standardized formula, for various time periods through the end of the most recent fiscal quarter.

The SEC standardized total return figures shown below include the impact of the 5.50% maximum initial sales charge for the Fund's Class A Shares and the maximum contingent deferred sales charge applicable to each of the specified time periods for the Class B and Class C Shares. The contingent deferred sales charge for Class B Shares declines over time from a maximum of 5.00% to 0.00% after six years. The contingent deferred sales charge for Class C Shares is 1.00% for shares redeemed within one year of purchase. Returns would be higher for Class A Shares investors who qualified for a lower initial sales charge or for Class B or Class C Shares investors who continued to hold their shares past the end of the specified time period.

The SEC total return figures may differ from total return figures in the Shareholder Letter and Performance Comparison sections because the SEC figures include the impact of sales charges while the total return figures in the other sections do not. These figures include the reinvestment of dividend and capital gain distributions.

   Total Returns

                                             Average Annual Total Returns(1)
   Period Ended                                                        Since
   March 31, 2002                               1 Year          Inception(2)

 Growth Opportunity Fund
   Class A Shares                             (11.26)%              (22.67)%
   Class B Shares                             (11.38)%              (21.95)%
   Class C Shares                              (7.65)%              (19.36)%

--------------------------------------------------------------------------------
(1) PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE FUND'S HISTORICAL PERFORMANCE. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance figures for the classes differ because each class maintains a distinct sales charge and expense structure. Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance would have been lower during the specified periods if certain of the Fund's fees and expenses had not been waived.

(2) The Fund's inception dates are:Class A Shares, Class B Shares and Class C
Shares: December 29, 2000.

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                                      6
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Growth Opportunity Fund
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SCHEDULE OF INVESTMENTS March 31, 2002 (Unaudited)



     Shares   Security                                              Value


              COMMON STOCKS--96.44%
              CONSUMER DISCRETIONARY--27.69%
      4,100   Amazon.Com, Inc.(1)                              $   58,630
      1,000   Barnes & Noble, Inc.(1)                              30,990
      1,300   Bed Bath & Beyond, Inc.(1)                           43,875
      1,200   Belo Corp.--Class A                                  27,900
        400   BJ's Wholesale Club, Inc.(1)                         17,880
      1,400   Brunswick Corp.                                      38,248
      1,900   Cablevision Systems Corp.--
               Rainbow Media Group(1)                              46,892
        500   Cox Radio, Inc.(1)                                   14,200
      1,000   Dollar Tree Stores, Inc.(1)                          32,810
        800   E.W. Scripps Co. (The)--Class A                      65,696
        700   eBay, Inc.(1)                                        39,648
        800   Entercom Communications Corp.(1)                     43,896
      2,000   Entravision Communications Corp.--
               Class A(1)                                          29,600
      1,500   Fisher Scientific International, Inc.(1)             42,150
        600   Furniture Brands International, Inc.(1)              21,870
      1,000   GameStop Corp.(1)                                    20,200
      3,500   Gemstar-TV Guide International, Inc.(1)              51,765
      2,500   Interpublic Group of Cos., Inc, (The)                85,700
      1,500   Leggett & Platt, Inc.(1)                             37,200
        400   New York Times Co. (The)--Class A                    19,144
      5,700   Pearson Plc ADR                                      75,981
        200   Radio One, Inc.--Class D(1)                           4,119
      1,500   Reebok International, Ltd.(1)                        40,545
      2,300   Royal Caribbean Cruises, Ltd.                        51,865
      1,300   Six Flags, Inc.                                      23,218
        800   Tiffany & Co.                                        28,440
      1,000   Univision Communications, Inc.--
               Class A(1)                                          42,000
      3,300   USA Networks, Inc.(1)                               104,841
                                                               ----------
                                                                1,139,303
                                                               ----------

              ENERGY--1.97%
      1,700   Weatherford International, Inc.(1)                   80,971
                                                               ----------

              FINANCIALS--6.01%
        600   Capital One Financial Corp.                          38,310
      3,600   Charles Schwab Corp. (The)                           47,124
      6,800   E*TRADE Group, Inc.1                                 64,056
        700   Investment Technology Group, Inc.1                   36,918
        800   Investors Financial Services Corp.                   60,840
                                                               ----------
                                                                  247,248
                                                               ----------


              HEALTH CARE--18.40%
        900   Alcon, Inc.(1)                                       30,465
        900   Allergan, Inc.                                       58,185
        900   Applera Corp.--
               Applied Biosystems Group                            20,115
      1,000   Biovail Corp.(1)                                     49,980
      1,500   Celgene Corp.(1)                                     37,125
      1,700   Cytyc Corp.(1)                                       45,764
      1,500   Express Scripts, Inc.(1)                             86,385
        800   Genzyme Corp.(1)                                     34,936
      1,000   ICN Pharmaceuticals, Inc.                            31,750
        900   Laboratory Corp of America Holdings(1)               86,274
      2,800   McKesson Corp.                                      104,804
      1,175   MedImmune, Inc.(1)                                   46,213
      2,400   Protein Design Labs, Inc.(1)                         41,112
      1,600   Sepracor, Inc.(1)                                    31,040
      3,100   SICOR, Inc.(1)                                       52,948
                                                               ----------
                                                                  757,096
                                                               ----------
              INDUSTRIALS--10.38%
        950   Apollo Group, Inc.--Class A(1)                       50,873
      3,300   Ceridian Corp.(1)                                    72,765
      1,300   Concord EFS, Inc.(1)                                 43,225
        500   Corinthian Colleges, Inc.(1)                         25,275
      1,400   DST Systems, Inc.(1)                                 69,720
      1,000   Dun & Bradstreet Corp. (The)(1)                      40,010
      1,400   Education Management Corp.(1)                        59,038
        700   NDCHealth Corp.                                      25,473
      2,100   Southwest Airlines Co.                               40,635
                                                               ----------
                                                                  427,014
                                                               ----------

See Notes to Financial Statements.

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                                       7
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Growth Opportunity Fund
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SCHEDULE OF INVESTMENTs March 31, 2002 (Unaudited)



     Shares   Security                                              Value

              INFORMATION TECHNOLOGY--31.65%
      1,900   Adobe Systems, Inc.                              $   76,551
      1,000   Affiliated Computer Services, Inc.--
               Class A(1)                                            56,130
      2,700   Altera Corp.(1)                                      59,049
        900   Arm Holdings Plc ADR(1)                              11,115
      1,300   Autodesk, Inc.                                       60,697
        600   CACI International, Inc.--Class A(1)                   21,066
      1,000   Electronic Arts, Inc.(1)                             60,800
        800   Fair, Isaac & Co., Inc.                              50,712
      1,600   Fairchild Semiconductor Corp.--Class(1)              45,760
        500   Genesis Microchip, Inc.(1)                           13,000
        700   Integrated Device Technology, Inc.(1)                23,268
      1,700   International Rectifier Corp.(1)                     77,197
      1,600   Intersil Corp.--Class A(1)                           45,360
      1,100   Intuit Corp.(1)                                      42,196
      2,600   Lam Res Corp.(1)                                     76,232
      1,300   Lexmark International, Inc.(1)                       74,334
      1,000   Linear Technology Corp.                              44,220
        900   Maxim Integrated Products, Inc.(1)                   50,139
      1,900   Newport Corp.(1)                                     45,410
      6,600   Parametric Technology Corp.(1)                       39,864
      2,200   Perot Systems Corp.--Class A(1)                      43,890
      3,200   RealNetworks, Inc.(1)                                22,464
      1,400   Reynolds & Reynolds Co.--Class A                     42,000
      1,100   Sungard Data Systems, Inc.(1)                        36,267
        800   Synopsys, Inc.(1)                                    44,128
      1,300   THQ, Inc.(1)                                         63,830
        900   TIBCO Software, Inc.(1)                              10,584
     10,600   Western Digital Corp.(1)                             66,038
                                                               ----------
                                                                1,302,301
                                                               ----------

              MATERIALS--0.34%

        300   Sigma-Aldrich Corp.                              $   14,088
                                                               ----------
              TELECOMMUNICATION SERVICES--0.00%
          3   Adelphia Business Solutions, Inc.(1)                       --
                                                               ----------
TOTAL COMMON STOCKS
   (Cost $3,690,020)                                            3,968,021
                                                               ----------
TOTAL INVESTMENTS
   (Cost $3,690,020) .................................96.44%   $3,968,021
OTHER ASSETS IN EXCESS
   OF LIABILITIES ....................................  3.56      146,671
                                                      ------   ----------
NET ASSETs ...........................................100.00%  $4,114,692

--------------------------------------------------------------------------------
(1) Non-income producing security.
 ADR--American Depository Receipt

See Notes to Financial Statements.

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                                     8

Growth Opportunity Fund
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
                                                                March 31, 2002

ASSETS
   Investments, at value (cost $3,690,020) ........................$ 3,968,021
   Cash ...........................................................    138,775
   Receivable for securities sold .................................     88,929
   Dividend and interest receivable ...............................      1,716
   Due from advisor ...............................................      9,891
   Prepaid expenses and other .....................................     27,410
                                                                   -----------
Total assets ......................................................  4,234,742
                                                                   -----------

LIABILITIES
   Payable for securities purchased ...............................     97,361
   Custody fees payable ...........................................      7,404
   Accrued expenses and other .....................................     15,285
                                                                   -----------
Total liabilities .................................................    120,050
                                                                   -----------
NET ASSETS ........................................................$ 4,114,692
                                                                   ===========

COMPOSITION OF NET ASSETS
   Paid-in capital ................................................$ 5,277,959
   Expenses in excess of income ...................................    (38,049)
   Accumulated net realized loss from
   investment transactions ........................................ (1,403,219)
   Net unrealized appreciation on investments .....................    278,001
                                                                   -----------
NET ASSETS ........................................................$ 4,114,692
                                                                   ===========

NET ASSET VALUE PER SHARE, OFFERING AND
REDEMPTION PRICE PER SHARE
   Class A Shares(1) ..............................................$      7.71
                                                                   ===========
   Class B Shares(2) ..............................................$      7.64
                                                                   ===========
   Class C Shares(3) ..............................................$      7.64
                                                                   ===========

--------------------------------------------------------------------------------
(1) Net asset value and redemption price per share (based on net assets of $3,147,058 and 408,266 shares outstanding). Maximum offering price per share was $8.16 (7.71 / 0.945). Maximum offering price reflects the effect of the 5.50% front-end sales charge.

(2) Net asset value and offering price per share (based on net assets of $580,742 and 76,047 shares outstanding). Redemption value is $7.26 following a 5.00% maximum contingent deferred sales charge.

(3) Net asset value and offering price
per share (based on net assets of $386,892 and 50,652 shares outstanding). Redemption value is $7.56 following a 1.00% maximum contingent deferred sales charge.

See Notes to Financial Statements.

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                                      9
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Growth Opportunity Fund
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STATEMENT OF OPERATIONS (Unaudited)
                                                                   For the Six
                                                                  Months Ended
                                                                March 31, 2002

INVESTMENT INCOME

   Dividends (net of foreign withholding tax of $107) ..............$    4,803
   Interest ........................................................     1,282
                                                                    ----------
Total income .......................................................     6,085
                                                                    ----------

EXPENSES

   Professional fees ...............................................    21,594
   Advisory fees ...................................................    17,142
   Registration fees ...............................................    16,456
   Custody fees ....................................................    13,233
   Printing and shareholder reports ................................    10,719
   Distribution fees:
     Class A Shares ................................................     3,903
     Class B Shares ................................................     1,971
     Class C Shares ................................................     1,445
   Accounting fees .................................................     6,483
   Transfer agent fees .............................................     6,016
   Administrative fees .............................................     3,025
   Shareholder service fees:
     Class B Shares ................................................       657
     Class C Shares ................................................       481
   Directors' fees .................................................        65
   Miscellaneous ...................................................       905
                                                                    ----------
Total expenses .....................................................   104,095
Less: fee waivers and/or expense reimbursements ....................   (74,462)
                                                                    ----------
NET EXPENSES .......................................................    29,633
                                                                    ----------
EXPENSES IN EXCESS OF INCOME .......................................   (23,548)
                                                                    ----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized loss from investment transactions ..................  (693,472)
   Net change in unrealized appreciation/
   depreciation on investments ..................................... 1,131,749
                                                                    ----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS ....................   438,277
                                                                    ----------
NET INCREASE IN NET ASSETS FROM OPERATIONS .........................$  414,729
                                                                    ==========

See Notes to Financial Statements.

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                                    10

Growth Opportunity Fund
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STATEMENT OFCHANGES IN NET ASSETS

                                                                                                  For the Period
                                                                           For the Six      December 29, 2000(2)
                                                                          Months Ended                   through
                                                                     March 31, 2002(1)        September 30, 2001


INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
   Expenses in excess of income .......................................... $  (23,548)              $   (31,711)
   Net realized loss from investment transactions ........................   (693,472)                 (709,747)
   Net change in unrealized appreciation/depreciation
     on investments ......................................................  1,131,749                  (853,748)
                                                                           -----------              ------------
   Net increase (decrease) in net assets from operations .................    414,729                (1,595,206)
                                                                           -----------              ------------

CAPITAL SHARE TRANSACTIONS
   Net proceeds from sales of shares .....................................    203,276                 5,118,659
   Net cost of shares redeemed ...........................................    (26,691)                      (75)
                                                                           -----------              -----------
   Net increase in net assets from capital share transactions ............    176,585                 5,118,584
                                                                           -----------              -----------
TOTAL INCREASE IN NET ASSETS .............................................    591,314                 3,523,378
                                                                           -----------              -----------

NET ASSETS

   Beginning of period ...................................................  3,523,378                        --
                                                                           -----------              -----------
   End of period (including expenses in excess of income of
     $(38,049) and $(14,501), respectively) .............................. $ 4,114,692              $ 3,523,378
                                                                           ===========              ===========


--------------------------------------------------------------------------------
(1) Unaudited.
(2) Commencement of operations.

See Notes to Financial Statements.

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                                     11

Growth Opportunity Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

 Class A Shares

                                                                                                  For the Period
                                                                           For the Six      December 29, 2000(2)
                                                                          Months Ended                   through
                                                                     March 31, 2002(1)        September 30, 2001


PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD ........................................... $6.87                    $10.00
                                                                                -------                   -------
INCOME FROM INVESTMENT OPERATIONS
   Expenses in excess of income ................................................ (0.04)                    (0.05)
   Net realized and unrealized gain (loss) on investments ......................  0.88                     (3.08)
                                                                                -------                   -------
Total from investment operations ...............................................  0.84                     (3.13)
                                                                                -------                   -------
NET ASSET VALUE, END OF PERIOD ................................................. $7.71                    $ 6.87
                                                                                =======                   =======

TOTAL INVESTMENT RETURN(3) ..................................................... 12.23%                   (31.30)%
SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of period (000's) ...........................................$3,147                    $2,774
   Ratios to average net assets:
     Expenses in excess of income .............................................. (1.00)%(4)                (0.75)%(4)
     Expenses after waivers and/or reimbursements ..............................  1.30%(4)                  1.30%(4)
     Expenses before waivers and/or reimbursements .............................  4.99%(4)                  5.55%(4)
   Portfolio turnover rate .....................................................   178%                      219%



--------------------------------------------------------------------------------
(1) Unaudited.
(2) Commencement of operations.
(3) Total return does not reflect sales charges.
(4) Annualized.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

Growth Opportunity Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

Class B Shares


                                                                                                  For the Period
                                                                           For the Six      December 29, 2000(2)
                                                                          Months Ended                   through
                                                                     March 31, 2002(1)        September 30, 2001


PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD ........................................... $6.83                    $10.00
                                                                                -------                ----------
INCOME FROM INVESTMENT OPERATIONS
   Expenses in excess of income ................................................ (0.07)                    (0.10)
   Net realized and unrealized gain (loss) on investments ......................  0.88                     (3.07)
                                                                                -------                ----------
Total from investment operations ...............................................  0.81                     (3.17)
                                                                                -------                ----------
NET ASSET VALUE, END OF PERIOD ................................................. $7.64                    $ 6.83
                                                                                =======                ==========

TOTAL INVESTMENT RETURN(3) ..................................................... 11.86%                   (31.70)%
SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of period (000's) ...........................................  $581                      $408
   Ratios to average net assets:
     Expenses in excess of income .............................................. (1.75)%(4)                (1.50)%(4)
     Expenses after waivers and/or reimbursements ..............................  2.05%(4)                  2.05%(4)
     Expenses before waivers and/or reimbursements .............................  5.74%(4)                  6.30%(4)
   Portfolio turnover rate                                                         178%                      219%


--------------------------------------------------------------------------------
(1) Unaudited.
(2) Commencement of operations.
(3) Total return does not reflect sales charges.
(4) Annualized.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

Growth Opportunity Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTs


 Class C Shares                                                                                   For the Period
                                                                           For the Six      December 29, 2000(2)
                                                                          Months Ended                   through
                                                                     March 31, 2002(1)        September 30, 2001


PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD ........................................... $6.83                    $10.00
                                                                                --------                   ------
INCOME FROM INVESTMENT OPERATIONS
   Expenses in excess of income ................................................ (0.07)                    (0.10)
   Net realized and unrealized gain (loss) on investments ......................  0.88                     (3.07)
                                                                                --------                   ------
Total from investment operations ...............................................  0.81                     (3.17)
                                                                                --------                   ------
NET ASSET VALUE, END OF PERIOD ................................................. $7.64                    $ 6.83
                                                                                =======                    ======

TOTAL INVESTMENT RETURN(3) ..................................................... 11.86%                   (31.70)%
SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of period (000's) ...........................................  $387                      $342
   Ratios to average net assets:
     Expenses in excess of income .............................................. (1.75)%(4)                  (1.50)%(4)
     Expenses after waivers and/or reimbursements ..............................  2.05%(4)                    2.05%(4)
     Expenses before waivers and/or reimbursements ............................   5.74%(4)                    6.30%(4)
   Portfolio turnover rate .....................................................   178%                      219%


--------------------------------------------------------------------------------
(1) Unaudited.
(2) Commencement of operations.
(3) Total return does not reflect sales charges.
(4) Annualized.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

Growth Opportunity Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
A. ORGANIZATION

Deutsche Investors Funds, Inc. (the `Company') (formerly Flag Investors Funds, Inc.) is registered under the Investment Company Act of 1940 (the `Act'), as amended, as an open-end management investment company. The Company is organized as a corporation under the laws of the state of Maryland. The Growth Opportunity Fund is one of the funds the Company offers to investors.

The Fund offers three classes of shares to investors. The Class A Shares have a maximum front-end sales charge of 5.50%. The Class B Shares have a maximum contingent deferred sales charge of 5.00%. The Class C Shares have a maximum contingent deferred sales charge of 1.00%. All shares have equal rights with respect to voting except that shareholders vote separately on matters affecting their rights as holders of a particular series or class.

The investment objective of the Fund is to seek long-term capital appreciation by investing at least 65% of its total assets in equity securities of small and medium-sized companies with the potential for above average growth. Details concerning the Fund's investment objective and policies and the risk factors associated with the Fund's investments are described in the Fund's Prospectus and Statement of Additional Information.

B. VALUATION OF SECURITIEs

The Fund values its investments at market value.

When valuing listed equity securities, the Fund uses the last sale price prior to the calculation of the Fund's net asset value. When valuing equity securities that are not listed or that are listed but have not traded, the Fund uses the bid price in the over-the-counter market.

When valuing securities for which market quotations are not readily available or for which the market quotations that are available are considered unreliable, the Fund determines a fair value in good faith under procedures established by and under the general supervision of the Fund's Board of Directors. The Fund may use these procedures to establish the fair value of securities when, for example, a significant event occurs between the time the market closes and the time the Fund values its investments. After consideration of various factors, the Fund may value the securities at their last reported price or at fair value. On March 31, 2002, there were no fair valued securities.

C. SECURITIES TRANSACTIONS AND INVESTMENT INCOME
Securities transactions are recorded on trade date. Realized gains and losses are determined by comparing the proceeds of a sale or the cost of a purchase with a specific offsetting transaction.

Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premiums and accretion of discounts, is accrued daily. Estimated expenses are also accrued daily.

Distribution or service fees specifically attributable to a class are allocated to that class. All other expenses, income, gains and losses are allocated among the classes based upon their relative net assets.

D. DISTRIBUTIONS

The Fund pays annual dividends from its net investment income and makes annual distributions of any net realized capital gains to the extent they exceed capital loss carryforwards. The Fund records dividends and distributions on its books on the ex-dividend date.

E. FEDERAL INCOME TAXES

It is the Fund's policy to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income to shareholders. Therefore, no federal income taxes have been accrued.


--------------------------------------------------------------------------------

Growth Opportunity Fund
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (Unaudited)

F. REPURCHASE AGREEMENTS

The Fund may make short term investments in repurchase agreements that are fully collateralized by US government securities. Under the terms of a repurchase agreement, a financial institution sells fixed income securities to the Fund and agrees to buy them back on a specified day in return for the principal amount of the original sale plus accrued interest. The custodial bank holds the collateral in a separate account until the agreement matures. If the value of the securities falls below the principal amount of the repurchase agreement plus accrued interest, the financial institution deposits additional collateral by the following business day. If the financial institution either fails to deposit the required additional collateral or fails to repurchase the securities as agreed, the Fund has the right to sell the securities and recover any resulting loss from the financial institution. If the financial institution enters into bankruptcy, the Fund's claims on the collateral may be subject to legal proceedings.

G. ESTIMATes

In preparing its financial statements in conformity with accounting principles generally accepted in the United States, management makes estimates and assumptions. Actual results may be different.

NOTE 2--FEES AND TRANSACTIONS
WITH AFFILIATES

Investment Company Capital Corp. (`ICCC'), an indirect, wholly owned subsidiary of Deutsche Bank AG, is the Fund's Advisor. The Fund pays the Advisor an annual fee based on its average daily net assets which is calculated daily and paid monthly at the following annual rates: 0.85% of the first $250 million, 0.80% of the next $250 million and 0.75% of the amount in excess of $500 million.

Jennison Associates, LLC. is the Fund's Sub-Advisor. The Sub-Advisor is paid by the Advisor.

The Advisor has contractually agreed to waive its fees and/or reimburse expenses of the Fund through January 31, 2003, to the extent necessary, to limit all expenses as follows: Class A Shares to 1.30% of the average daily net assets of the Class and Class B and Class C Shares to 2.05% of the average daily net assets of each Class.

ICCC is the Fund's Administrator. The Fund pays the Administrator an annual fee based on its average daily net assets which is calculated daily and paid monthly at an annual rate of 0.15%.

ICCC is the Fund's accounting and transfer agent. The Fund pays the accounting agent an annual fee based on its average daily net assets which is calculated daily and paid monthly. The Fund pays the transfer agent a per account fee which is accrued daily and paid monthly.

Deutsche Bank Trust Company Americas (formerly, Bankers Trust Company), an affiliate of ICCC, is the Fund's custodian. The Fund pays the custodian an annual fee.

Certain officers and directors of the Fund are also officers or directors of ICCC or affiliated with Deutsche Bank AG. These persons are not paid by the Fund for serving in these capacities.

NOTE 3--OTHER FEES

ICC Distributors, Inc. is the Fund's Distributor. The Fund pays the Distributor an annual fee, pursuant to Rule 12b-1, based on its average daily net assets, which is calculated daily and paid monthly at the following annual rates: 0.25% of the Class A Shares' average daily net assets and 0.75% of the Class B and Class C Shares' average daily net assets. The Fund also pays the Distributor a shareholder servicing fee based on the average daily net assets of the Class B and Class C Shares which is calculated daily and paid monthly at the annual rate of 0.25%.







--------------------------------------------------------------------------------

Growth Opportunity Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 4--CAPITAL SHARE TRANSACTIONS

The Fund is authorized to issue up to 10 million shares of $.001 par value capital stock (6 million Class A Shares, 3 million Class B Shares, and 1 million Class C Shares). Transactions in capital shares were as follows:


                                                                 Class A Shares
                  --------------------------------------------------------------
                                                                  For the Period
                     For the Six Months Ended       December 29, 2000(1) through
                            March 31, 2002(2)                 September 30, 2001
                  ---------------------------      -----------------------------
                         Shares        Amount               Shares        Amount
                       --------      --------             --------    ----------
Sold                      6,160      $ 48,370              403,635    $4,029,206
Redeemed                (1,529)      (11,885)                   --            --
                        -------      --------              -------    ----------

Net increase              4,631      $ 36,485              403,635    $4,029,206
                        =======      ========              =======    ==========

Class B Shares

                  --------------------------------------------------------------
                                                                  For the Period
                     For the Six Months Ended       December 29, 2000(1) through
                            March 31, 2002(2)                 September 30, 2001
                  ---------------------------       ----------------------------
                         Shares        Amount               Shares        Amount
                        -------      --------              -------      --------
Sold                     18,261      $149,595               59,680      $589,453
Redeemed                (1,887)      (14,806)                  (8)          (75)
                        -------      --------               ------      --------
Net increase             16,374      $134,789               59,672      $589,378
                        =======      ========               ======      ========

Class C Shares

                  --------------------------------------------------------------
                                                                  For the Period
                     For the Six Months Ended       December 29, 2000(1) through
                            March 31, 2002(2)                 September 30, 2001
                  ---------------------------       ----------------------------
                           Shares      Amount               Shares        Amount
                          ---------    ------           ----------    ----------
Sold                        652        $5,311               50,000      $500,000
Redeemed                     --            --                   --            --
                            ---        ------               ------      --------
Net increase                652        $5,311               50,000      $500,000
                            ===        ======               ======      ========

--------------------------------------------------------------------------------
(1) Commencement of operations.
(2) Unaudited.

NOTE 5--INVESTMENT TRANSACTIONS

The aggregate cost of purchases and proceeds from sales of investments, other than US Government and short-term obligations, for the six months ended March 31, 2002, were $7,036,987 and $6,760,128, respectively.

For federal income tax purposes, the tax basis of investments held at March 31, 2002 was $3,690,020. The aggregate gross unrealized appreciation for all investments at March 31, 2002 was $398,590 and the aggregate gross unrealized depreciation for all investments was $120,589.

NOTE 6--CONCENTRATION OF OWNERSHIP

From time to time the Fund may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund.

At March 31, 2002 there was one shareholder who held 93% of the outstanding shares of the Fund.

--------------------------------------------------------------------------------

                                           [THIS PAGE INTENTIONALLY LEFT BLANK]

For information on how to invest, shareholder account information and current price and yield information, please contact your relationship manager or write to:

                       DEUTSCHE ASSET MANAGEMENT SERVICE CENTER
                       PO BOX 219210
                       KANSAS CITY, MO 64121-9210
or call toll-free:     1-800-730-1313

This report must be preceded or accompanied by a current prospectus for the Fund.

Deutsche Asset Management is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Bank Securities Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Investment Management Americas Inc. and Scudder Trust Company.


Growth OpportunityFund

   Class A Shares                                       CUSIP #251555884
   Class B Shares                                       CUSIP #251555835
   Class C Shares                                       CUSIP #251555827
                                                           BDGOSA (3/02)
                                                           Printed 05/02

Distributed by:
ICC Distributors, Inc.